UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

EMERGE ENERGY SERVICES LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5600 Clearfork Main Street, Suite 400

Fort Worth, Texas 76109

(Address of principal executive offices, including zip code)

(817) 618-4020

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EMESZ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on July 15, 2019, Emerge Energy Services LP (the “Partnership”), along with its former general partner, Emerge Energy Services GP, LLC and certain of the Partnership’s subsidiaries, filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On December 10, 2019, the Partnership filed with the Bankruptcy Court the proposed Second Amended Joint Plan of Reorganization for Emerge Energy Services LP and Its Affiliate Debtors under Chapter 11 of the Bankruptcy Code, dated December 10, 2019, as described below (as amended, modified or supplemented from time to time, the “Plan”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

On December 18, 2019, the Bankruptcy Court entered an order, Docket No. 682, confirming and approving the Plan. On December 20, 2019 (the “Effective Date”), the conditions to effectiveness of the Plan were satisfied or waived and the Partnership emerged from Chapter 11. A summary of the Plan is included in the Current Report on Form 8-K filed by the Partnership on December 30, 2019.

Departure and Appointment of Directors

Pursuant to the Plan, as of the Effective Date, the following directors ceased to serve on the board of directors of the general partner of the Partnership: Ted W. Beneski, Rick Shearer, Warren B. Bonham, Kevin Clark, Mark Gottfredson, Peter Jones, Francis J. Kelly, III, Eliot E. Kerlin Jr. and Victor L. Vescovo.

Pursuant to the Plan, Mr. William Transier and Mr. Eugene Davis will continue to serve on the board of directors of the general partner of the Partnership, and Mr. Dom Dimitrievich, Mr. Brett Pertuz and Mr. Jeffrey Fitts were added to the board of directors as of the Effective Date.

There are no arrangements or understandings between Messrs. Dimitrievich, Fitts and Pertuz and any other persons pursuant to which he was appointed as a director. There are no relationships between Messrs. Dimitrievich, Fitts and Pertuz and the Partnership or its general partner that would require disclosure pursuant to Item 404(a) of Regulation S-K. Messrs. Dimitrievich, Fitts and Pertuz shall not be compensated for their services on the board.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP
By: EES GP, LLC, its general partner

Date: December 30, 2019
	By:	/s/ Rick Shearer
Rick Shearer
Chief Executive Officer

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